UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

DDi Corp.

(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30241 (Commission File Number)	06-1576013 (IRS Employer Identification No.)

1220 Simon Circle	92806
Anaheim, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry into a Material Definitive Agreement

On June 1, 2005 DDi Corp. (the “Company”) entered into definitive agreements with certain executive officers of the Company to amend the Restricted Stock Agreements awarded under the Company’s 2003 Management Incentive Plan. Under the amended Restricted Stock Agreements, the second vesting date of the restricted stock issued thereunder was changed from June 1, 2005 to a later date. No other changes were made to the Restricted Stock Agreement. Pursuant to these amendments, (a) Bruce McMaster, the Company’s President and Chief Executive Officer, agreed to defer the vesting date of his restricted stock to March 15, 2006 and (b) Bradley Tesch, the Company’s Chief Operations Officer, and Timothy Donnelly, the Company’s Vice President and General Counsel, agreed to defer the vesting date of their restricted stock to December 19, 2006.

On June 1, 2005 the Company entered into definitive agreements with certain executive officers of the Company to amend the Non-Qualified Stock Option Agreements awarded under the Company’s 2003 Management Incentive Plan. Under the amended Non-Qualified Stock Option Agreements, the vesting of the A1(a) stock options awarded thereunder was changed from June 19, 2005 to a later date, and the vesting of the A4 stock options awarded thereunder was changed from December 12, 2005 to a later date. No other changes were made to the Non-Qualified Stock Option Agreements. Pursuant to these amendments, (a) Bruce McMaster, the Company’s President and Chief Executive Officer, agreed to defer the vesting date of his A1(a) stock options and his A4 stock options to June 1, 2006 and (b) Bradley Tesch, the Company’s Chief Operations Officer, and Timothy Donnelly, the Company’s Vice President and General Counsel, agreed to defer the vesting date of their A1(a) stock options and their A4 stock options to December 19, 2006.

These amendments were made, in part, to address tax planning considerations of senior managers in light of the recently-adopted IRC section 409A which places significant tax liability on in-the-money options as they vest. These deferrals will also enable the Company additional time within which to design a more comprehensive plan of compensation for key managers.

The foregoing description of the amendments to the Restricted Stock Agreements and Non-Qualified Stock Option Agreements is qualified in its entirety by reference to the amendments to the Restricted Stock Agreements and Non-Qualified Stock Option Agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Restricted Stock Agreement (with schedule of parties attached).

10.2	Amendment to Non-Qualified Stock Option Agreement (with schedule of parties attached)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: June 24, 2005	By:	/S/ TIMOTHY J. DONNELLY

Timothy J. Donnelly Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Restricted Stock Agreement (with schedule of parties attached).

10.2	Amendment to Non-Qualified Stock Option Agreement (with schedule of parties attached)